UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Barclays Global Investors Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held Friday, November 16, 2007

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of Barclays Global Investors Funds (the “Trust”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Eilleen M. Clavere, Ira P. Shapiro, and H. Michael Williams (the “named proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on Friday, November 16, 2007, at 11:00 a.m. (Pacific Time) at the offices of the Trust, located at 45 Fremont Street, San Francisco, California 94105, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the named proxies will vote my (our) shares in favor of each Proposal. The named proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

[ADDRESS LINE 1] [ADDRESS LINE 2] [ADDRESS LINE 3] [ADDRESS LINE 4] [ADDRESS LINE 5] [ADDRESS LINE 6] [ADDRESS LINE 7]

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

	Signature	Date

	Signature (if held jointly)	Date
Title if a corporation, partnership or other entity

Ù  FOLD HERE  Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:	Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2.	Touchtone Phone:	Dial toll-free 1-866-437-4543 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3.	Mail:	Sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you have any questions about the Proposals or completing this proxy card, please call 800-358-3179. Representatives are available Monday thru Friday, 9:00AM-10:00PM Eastern Time.

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PROXY CARD

BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE FOLLOWING PROPOSALS:

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ■

PROPOSALS:

1.	To elect nominees for Trustees of the Trust, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated. The nominees for Trustees are:

		FOR	WITHOLD

1	Mary G.F. Bitterman	☐	☐

2	A. John Gambs	☐	☐

3	Lee T. Kranefuss	☐	☐

4	Hayne E. Leland	☐	☐

5	Jeffrey M. Lyons	☐	☐

6	Wendy Paskin-Jordan	☐	☐

7	Leo Soong	☐	☐

8	H. Michael Williams	☐	☐

2.	To approve modifying the investment objective of the S&P 500 Stock Fund to make it identical to the investment objective of the S&P 500 Index Master Portfolio in which the S&P 500 Stock Fund invests.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	To approve reclassifying the S&P 500 Stock Fund’s investment objective from fundamental to non-fundamental.

FOR	AGAINST	ABSTAIN

☐	☐	☐

If you plan to attend the Meeting please check this box:                    ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! PLEASE VOTE NOW.

“Scanner Bar Code”

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